Exhibit 10.2

INCREMENTAL AMENDMENT

This INCREMENTAL AMENDMENT (this “Amendment”) is dated as of June 18, 2013 (the “Incremental Amendment Effective Date”) and entered into by and among AVENTINE RENEWABLE ENERGY HOLDINGS, INC., a Delaware corporation (“Borrower”), each of the Lenders listed on the signature pages hereto, and acknowledged by CITIBANK, N.A., (“Citibank”), as administrative agent (in such capacity, “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent” and together with the Administrative Agent, each an “Agent” and collectively, the “Agents”). Capitalized terms used but not defined herein have the meanings given them in the Credit Agreement, hereinafter defined.

Recitals

Whereas, the Borrower, the Lenders from time to time party thereto, the Agents and the other parties thereto have entered into that certain Amended and Restated Senior Secured Term Loan Credit Agreement dated as of September 24, 2012 (as amended, amended and restated, extended, supplemented or otherwise modified from time to time, including pursuant to this Amendment, the “Credit Agreement”);

Whereas, the Borrower has notified the Administrative Agent and the Lenders that the Borrower requests one additional tranche of Term Loans in an aggregate principal amount of $35,000,000, which will be structured in the form of an incremental Term Loan with those Lenders that agree to extend commitments under the New Term Loan (each, a “Term Loan A-1 Lender”), which incremental Term Loan will be referred to herein as the “Term Loan A-1” and constitute a “New Term Loan” for all purposes under, and as defined in, the Credit Agreement, pursuant to and in accordance with Section 2.10 of the Credit Agreement;

Whereas, in connection with the Term Loan A-1 and upon consummation of the transactions set forth in this Amendment, there will be three tranches of Term Loans under the Credit Agreement: the Term Loan A-1, the Term Loan A and the Term Loan B;

Whereas, in connection with the Term Loan A-1, the Borrower has also requested certain amendments to the Credit Agreement, pursuant to and in accordance with Section 10.01 of the Credit Agreement;

Whereas, the Agents, Lenders and the agent under the Existing ABL Facility wish to amend the Second Amended and Restated Intercreditor Agreement dated as of September 24, 2012 as amended, amended and restated, extended, supplemented and otherwise modified from time to time (the “Intercreditor Agreement”) to the extent necessary to effect the implementation of the Term Loan A-1;

Whereas, the Lenders are willing to agree to provide the Term Loan A-1 and the amendments requested by the Borrower, as well as the amendments to the Intercreditor Agreement on the terms and conditions set forth in this Amendment;

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Now Therefore, in consideration of the premises and the mutual agreements set forth herein, the Borrower and the Lenders (including the Term Loan A-1 Lenders) agree as follows:

1.      AMENDMENTS. Pursuant to Section 10.01 of the Credit Agreement, upon satisfaction (or waiver) of the conditions set forth in Section 4 hereof, the Credit Agreement hereby is amended as follows:

1.1.          Additional Defined Terms. The following new defined terms are hereby added to Section 1.01 of the Credit Agreement in their appropriate alphabetical location:

(a)           “Cumulative Compounded PIK Amount” has the meaning specified in Section 2.05(a)(iv).

(b)           “Incremental Amendment” means that certain Incremental Amendment dated as of June ___, 2013 by and among the Borrower, the Lenders and the Agents.

(c)           “Incremental Amendment Effective Date” means June ___, 2013.

(d)           “Incremental Amendment Transactions” means (1) the execution, delivery and performance of the transactions contemplated by the Incremental Amendment; and (2) the execution, delivery and performance of the transactions contemplated by the Incremental Amendment Warrant Documents.

(e)           “Incremental Amendment Warrant Agreement” means that certain Warrant Agreement, dated as of the Incremental Amendment Effective Date, between the Borrower and American Stock Transfer & Trust Company, LLC, as warrant agent.

(f)            “Incremental Amendment Warrants” means the three-year warrants, issued by the Borrower to the Term Loan A-1 Lenders pursuant to the Incremental Amendment Warrant Agreement, to purchase 11,853,453 shares of the Borrower’s common stock at an exercise price of $0.01 per share.

(g)           “Incremental Amendment Warrant Documents” means collectively the following: (i) the Incremental Amendment Warrant Agreement, (ii) the Incremental Amendment Warrants and (iii) the Incremental Amendment Warrant Subscription Agreements.

(h)           “Incremental Amendment Warrant Subscription Agreements” means each Subscription Agreement dated on or about the Incremental Amendment Effective Date between each Term Loan A-1 Lender and the Borrower.

(i)           “Incremental Facility Amount” has the meaning specified in Section 2.10(a).

(j)           “May 2013 Waiver” means the Waiver Regarding Amended and Restated Senior Secured Term Loan Credit Agreement, dated as of May 13, 2013, by and among the Borrower, the Subsidiary Guarantors and the Lenders party thereto and acknowledged by the Agents.

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(k)          “Prepaid Amount” has the meaning specified in Section 2.05(a)(iv).

(l)           “Pre-PIK Principal Amount” has the meaning specified in Section 2.05(a)(iv).

(m)         “Term Loan A-1” means, collectively, the Term Loan A-1 made by the Term Loan A-1 Lenders to the Borrower on the Incremental Amendment Effective Date pursuant to Section 2.10 of the Credit Agreement in the aggregate principal amount of $35,000,000.

(n)          “Term Loan A-1 Commitment” means, with respect to each Term Loan A-1 Lender, the commitment of such Lender to make a portion of the Term Loan A-1 to the Borrower in the amount set forth opposite such Term Loan A-1 Lender’s name on Schedule IC.

(o)          “Term Loan A-1 Lender” means a Lender with a Term Loan A-1 Commitment or following the funding of the Term Loan A-1, holding any portion of the Term Loan A-1.

(p)          “Term Loan A-1 Obligations” means any Obligations with respect to the Term Loan A-1, including without limitation the principal thereof (including all Term Loan A-1 PIK Interest), all interest thereon, and the fees and expenses specifically related thereto.

(q)          “Term Loan A-1 PIK Interest” has the meaning specified in Section 2.05(a)(iv).

(r)           “Term Loan A PIK Interest” has the meaning specified in Section 2.05(a)(i).

1.2.         Amendment to Certain Defined Terms.

(a)          The definition of “Affiliate” hereby is amended and restated in its entirety to read as follows:

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. Notwithstanding the foregoing, solely for the purpose of (x) the definitions of “Required Term Loan A Lenders”, “Required Term Loan B Lenders” and “Required Lenders” and (y) Sections 10.06(d) and 10.06(h), no Lender shall be deemed to Control the Borrower solely because such Lender (or an Affiliate of an Approved Fund of such Lender), in its capacity as a New Equity Holder or as holder of Incremental Amendment Warrants: (i) has the right to, or otherwise participates in, the selection of the Board of Directors of the Borrower; (ii) has the right to, or otherwise participates in, the selection of any observer to the Board of Directors of the Borrower from time to time; (iii) is the owner of common stock of the Borrower so long as such Lender, together with its Affiliates and Approved Funds, owns less than 40% of the common stock of the Borrower on a Fully-Diluted Basis; or (iv) may be deemed to be acting together with other New Equity Holders and/or holders of Incremental Amendment Warrants as a group (within the meaning of Section 13(d) of the Exchange Act).

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(b)          The definition of “Applicable Percentage” hereby is amended and restated in its entirety to read as follows:

“Applicable Percentage” means, with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Term Loan A, Term Loan B or Term Loan A-1 represented by such Lender’s Commitment (if any) or outstanding principal amount of such Term Loan A, Term Loan B or Term Loan A-1 (as applicable) at such time. The Applicable Percentage of each Lender as of the Incremental Amendment Effective Date in respect of the Term Loans is set forth on Schedule IA, Schedule 1B and Schedule 1C hereto or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

(c)          The definition of “Excess Cash Flow” hereby is amended to (i) delete the period at the end of clause (b)(viii) thereof and in lieu thereof add “, plus”; and (ii) add a new clause (b)(ix) to the definition thereof to read as follows “the aggregate amount of costs, fees, taxes, and expenses incurred by the Loan Parties (including any third party costs reimbursed or reimbursable by the Loan Parties) in connection with the Incremental Amendment Transactions.”

(d)          The definition of “Permitted Adjustment” hereby is amended and restated in its entirety to read as follows:

“Permitted Adjustment” means any of the following from time to time (a) the issuance of shares of common stock of the Borrower as a result of the exercise of the Warrants and/or the Incremental Amendment Warrants and (b) the issuance of shares of common stock of the Borrower or options to purchase common stock of the Borrower pursuant to the Management Incentive Plan.

(e)          The definition of “Solvent” and “Solvency” hereby is amended and restated in its entirety to read as follows:

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person (determined on a going concern basis) is greater than the total amount of liabilities, including contingent liabilities that are probable and estimatable, of such Person; (b) the present fair salable value of the assets of such Person (determined on a going concern basis) is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured taking into account the possibility of refinancing such obligations and selling assets; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature taking into account the possibility of refinancing such obligations and selling assets; (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital and (e) such Person is able to pay its debts and liabilities, contingent obligations that are probable and estimatable and other commitments as they mature in the ordinary course of business taking into account the possibility of refinancing such obligations and selling assets. The amount of contingent liabilities at any time shall be computed taking into account all facts and circumstances existing at such time.

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(f)           The definition of “Term Loan Lenders” hereby is amended and restated in its entirety to read as follows:

“Term Loan Lenders” means any Lenders of New Term Loans (including the Term Loan A-1 Lenders), the Term Loan A Lenders and the Term Loan B Lenders.”

(g)          The definition of “Term Loan Obligations” hereby is amended and restated in its entirety to read as follows:

“Term Loan Obligations” means the Obligations under any New Term Loans (including the Term Loan A-1 Obligations), the Term Loan A Obligations and the Term Loan B Obligations.”

(h)          The definitions of “Existing Warrants” and “Specified Plan” hereby are deleted in their entirety.

1.3.         Amendment to Section 2.03(b)(i). Section 2.03(b)(i) of the Credit Agreement hereby is amended by replacing the reference to “December 31, 2013” with “December 31, 2014”.

1.4.         Amendment to Section 2.05.

(a)          Section 2.05(a)(i) of the Credit Agreement hereby is amended and restated in its entirety to read as follows:

“(a)(i) Term Loan A Interest. Subject to the provisions of Section 2.05(b), the principal amount of the Term Loan A, inclusive of (x) the Closing Fee added to the funded amount of the Term Loan A pursuant to Section 2.05(d) and (y) the capitalized Term Loan A PIK Interest (as defined below), shall bear interest on the amount thereof from time to time outstanding, at a rate per annum equal to the sum of twelve percent (12%), which interest shall be payable in cash on each Interest Payment Date, plus, from and after the Incremental Amendment Effective Date, interest paid-in-kind at a rate per annum of three percent (3%) (“Term Loan A PIK Interest”), which Term Loan A PIK Interest shall be capitalized and added to the then outstanding principal amount of the Term Loan A, on each Interest Payment Date. The Term Loan A PIK Interest then outstanding shall be due and payable in cash on September 24, 2016, or if such date is not a Business Day, then the immediately preceding Business Day, and provided that such date is subject to extension in conjunction with any extension of the Maturity Date applicable to the Term Loan A in accordance with Section 2.11.”

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(b)          Section 2.05(a) of the Credit Agreement hereby is amended by inserting a new paragraph (iv) immediately following paragraph (iii) thereof as follows:

“(iv) Term Loan A-1 Interest. Subject to the provisions of Section 2.05(b), the principal amount of the Term Loan A-1, inclusive of capitalized Term Loan A-1 PIK Interest (as defined below), shall bear interest on the amount thereof from time to time outstanding at a rate per annum, from and after the Incremental Amendment Effective Date, equal to twenty-five percent (25%) per annum paid-in-kind (“Term Loan A-1 PIK Interest”), which interest shall be capitalized and added to the then outstanding principal amount of the Term Loan A-1, on each Interest Payment Date. Term Loan A-1 PIK Interest then outstanding shall be due and payable in cash on September 24, 2016, or if such date is not a Business Day, then the immediately preceding Business Day, and provided that such date is subject to extension in conjunction with any extension of the Maturity Date applicable to the Term Loan A-1 in accordance with Section 2.11; provided, however, in the event of a prepayment of the Term Loan A-1, in whole or in part, pursuant to Section 2.03 hereof, on or prior to the first anniversary of the Incremental Amendment Effective Date, the Borrower shall pay a prepayment premium equal to twenty-five percent (25%) of the original principal amount of the Term Loan A-1 as of the Incremental Amendment Effective Date so prepaid (the “Pre-PIK Principal Amount”) (for the avoidance of doubt, such Pre-PIK Principal Amount excludes any capitalized interest added and/or compounded since the Incremental Amendment Effective Date (the amount of such capitalized interest added and/or compounded since the Incremental Amendment Effective Date being the “Cumulative Compounded PIK Amount”)). Upon the repayment of the Pre-PIK Principal Amount and the premium pursuant to the preceding sentence, the then outstanding principal amount of the Term Loan A-1 shall be reduced by an amount equal to the sum of the Pre-PIK Principal Amount and the Cumulative Compounded PIK Amount (the “Prepaid Amount”) and the amount of the accrued and uncapitalized interest shall be reduced by an amount equal to the interest accruing on the Prepaid Amount since the most recent Interest Payment Date through the date of prepayment.”

1.5.         Amendment to Section 2.10(a). Section 2.10(a) hereby is amended and restated in its entirety to read as follows:

“(a) Provided there exists no Default or Event of Default, and subject to the conditions set forth in clause (f) below, the Borrower may at any time or from time to time after the Closing Date, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request (i) one or more tranches of new term loans (“New Term Loans,” which New Term Loans include the Term Loan A-1) under one or more new term facilities (each a “New Term Loan Facility”) or (ii) one or more increases in the total amount of the Commitments (each an “Additional Term Commitment”) and any Loans advanced pursuant to such Additional Term Commitments being Term Loans for all purposes of this Agreement, up to an aggregate total amount with respect to all New Term Loans or Term Loans made as a result of any Additional Term Commitments not to exceed $35,000,000 (the “Incremental Facility Amount”) or a lesser amount in integral multiples of $5,000,000.”

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1.6.         Amendment to Section 5.24. Section 5.24 of the Credit Agreement is amended and restated in its entirety to read as follows:

“SECTION 5.24     Capital Stock. All of the Capital Stock of the Borrower and its Subsidiaries has been duly and validly authorized and issued and is fully paid (to the extent required by such Person’s Organization Documents in the case of a limited liability company) and non-assessable (to the extent shares in a corporation) and has been sold and delivered to the holders thereof in compliance with, or under valid exemption from, all federal and state laws and the rules and regulations of each Governmental Authority governing the sale and delivery of securities, assuming the truth and accuracy of the New Equity Holder’s and of the holders of Incremental Amendment Warrants representations and warranties in the Equity Documents and the Incremental Amendment Warrant Documents.”

1.7.         Amendment to Section 6.01.

(a)          Section 6.01(a) of the Credit Agreement hereby is amended and restated in its entirety to read as follows:

“(a) as soon as available, but in any event within one-hundred and twenty (120) days after the end of each fiscal year of the Borrower (commencing with the fiscal year ended December 31, 2012), a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (except any such qualification in such auditors’ report or opinion resulting from the regularly scheduled maturity date of any Indebtedness (including the Credit Agreement) which qualification shall be permissible); provided, that solely with respect to the fiscal year of the Borrower ended December 31, 2012, the balance sheet, consolidated statements and accompanying opinion and report required under this Section 6.01(a) shall be delivered not later than the applicable date specified in the May 2013 Waiver;”

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(b)          The text of clause (b)(ii) and the text of (c)(ii) of Section 6.01 of the Credit Agreement to the extent requiring delivery of Plant-Level Financial Statements for any fiscal quarter or fiscal month, as applicable, each hereby is deleted and each hereby is replaced with the following text “[Reserved.]”.

1.8.         Amendment to Section 6.02. Section 6.02(b) of the Credit Agreement hereby is amended and restated in its entirety to read as follows:

“(b)(i) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) (commencing with the delivery of the financial statements for the fiscal quarter ended September 30, 2012), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower, which shall include detailed computations of the financial covenants, and (ii) following delivery of the financial statements referred to in Section 6.01(a) and (b), the Borrower shall hold a conference call with all Lenders, Equity Holders and prospective Equity Holders who are subject to the confidentiality provisions under this Agreement or the Stockholders Agreement, or are NDA Signatories, to be scheduled, with respect to financial statements referred to in Section 6.01(a), no later than 150 days following the end of each fiscal year, or with respect to financial statements referred to in Section 6.01(b), no later than 45 days following the end of each fiscal quarter;”

1.9.         Amendment to Section 6.12. Section 6.12 of the Credit Agreement hereby is amended and restated in its entirety to read as follows:

“SECTION 6.12 Use of Proceeds. Use the proceeds of any Borrowing solely for transaction costs, fees and expenses related to the execution, delivery and performance of the transactions contemplated by the Incremental Amendment, the Loan Documents, the Equity Documents, and the Incremental Amendment Warrant Documents and for general corporate purposes.”

1.10.          Amendment to Section 7.05(K). Section 7.05(K) of the Credit Agreement hereby is amended and restated in its entirety to read as follows:

“(K) change of control payments calculated in accordance with the Warrant Agreement or the Incremental Amendment Warrant Documents (as applicable) paid to the holders of the Warrants or the Incremental Amendment Warrants (as applicable) to the extent such Warrants or Incremental Amendment Warrants (as applicable) could be exercised at such time, provided, that (x) no Change of Control, other than a Permitted Change of Control, has occurred hereunder unless all Obligations are paid in full prior to such payments and (y) any such payments made prior to payment in full of the Obligations shall be made solely from the proceeds of the issuance of new Equity Interests (other than Preferred Stock) or other equity contributions to the Borrower and shall not be made with the proceeds of any Collateral;”

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1.11.          Amendment to Section 7.07. Section 7.07 of the Credit Agreement is amended by deleting “or” at the end of clause (j), inserting “;or” at the end of clause (k) and inserting a new clause (l) to read as follows:

“(l) the Incremental Amendment Transactions.”

1.12.         Amendment to Section 7.08. Section 7.08 of the Credit Agreement hereby is amended to reduce the Minimum Liquidity test by replacing the reference to “$5,000,000” with “$2,000,000”.

1.13.         Amendment to Section 7.11(a). Section 7.11(a) of the Credit Agreement hereby is amended and restated in its entirety to read as follows:

“(a)     existing on the Incremental Amendment Effective Date (including pursuant to the Existing ABL Facility, the Equity Documents, and the Incremental Amendment Warrant Documents) and any extensions, refinancings, renewals or replacements thereof; provided that the encumbrances and restrictions in any such extensions, refinancings, renewals or replacements taken as a whole are, in the good faith judgment of the Board of Directors, no less favorable in any material respect to the Lenders than those encumbrances or restrictions that are then in effect and that are being extended, refinanced, renewed or replaced;”

1.14.         Amendment to Section 7.12. (i) The lead-in to Section 7.12 of the Credit Agreement hereby is amended and restated in its entirety to read as follows:

“SECTION 7.12     Limitation on the Issuance and Sale of Capital Stock of Subsidiaries. Issue or sell any shares of Capital Stock of a Subsidiary (including options, warrants or other rights to purchase shares of such Capital Stock) except:”

(ii)     Section 7.12(e) of the Credit Agreement hereby is amended and restated in its entirety to read as follows:

“(e)     the New Equity Issuance, the issuance of the Warrants and the Incremental Amendment Warrants and shares of common stock upon exercise of the Warrants or the Incremental Amendment Warrants, the issuance of Stock Equivalents pursuant to the Management Incentive Plan and the issuance of common stock pursuant to such Stock Equivalents.”

(iii)     The following paragraph hereby is inserted at the end of Section 7.12:

“For the avoidance of doubt, nothing in this Section 7.12 will prohibit or restrict the issuance of the Incremental Amendment Warrants by the Borrower.”

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1.15.          New Section 10.22.  (i) A new section is inserted as Section 10.22 of the Credit Agreement to read as follows:

“Section 10.22 Hedging Agreements. Notwithstanding any provision hereof or in any other Loan Document to the contrary, in the event that any Loan Party is not an “eligible contract participant” as such term is defined in Section 1(a)(18) of the Commodity Exchange Act, as amended, at the time (a) any transaction is entered into under a Hedging Agreement or (b) such Loan Party becomes a Loan Party hereunder, the Obligations of such Loan Party shall not include (i) in the case of clause (a) above, such transaction and (ii) in the case of clause (b) above, any transactions outstanding under any Hedging Agreements as of the date such Loan Party becomes a Loan Party under the Loan Documents; provided, however, that at the time any Loan Party becomes an “eligible contract participant” as such term is defined in Section 1(a)(18) of the Commodity Exchange Act, as amended, the Obligations of such Loan Party shall include (x) any transaction then outstanding under any Hedging Agreements and (y) any later transaction under any Hedging Agreements if at the time of the later transaction such Loan Party is an “eligible contract participant”.”

1.16.          Amendment to Schedules.

(a)          Schedule IA and Schedule IB of the Credit Agreement hereby are deleted in their entirety and replaced with Schedule IA and Schedule IB, respectively, attached hereto.

(b)          The Credit Agreement hereby is amended by adding a new Schedule 1C in the form of Schedule IC attached hereto.

2.      NEW TERM LOANS. Pursuant to Section 2.10 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 4 hereof, on and as of the Incremental Amendment Effective Date:

Each Term Loan A-1 Lender that is, prior to the Incremental Amendment Effective Date, a Lender under the Credit Agreement agrees that upon, and subject to, the occurrence of the Incremental Amendment Effective Date, such Term Loan A-1 Lender’s Commitment shall be increased, as contemplated by Section 2.10 of the Credit Agreement, by the amount set forth opposite such Term Loan A-1 Lender’s name under the heading “Term Loan A-1 Commitment” on Schedule 1C to this Amendment. From and after the Incremental Amendment Effective Date, each reference in the Credit Agreement to any Term Loan A-1 Lender’s Commitment shall mean its Commitment, as increased by the amount set forth opposite such Term Loan A-1 Lender’s name under the heading “Term Loan A-1 Commitment” on Schedule IC to this Amendment.

Upon satisfaction (or waiver) of the conditions set forth in Section 4 hereof, (1) the Lenders hereby agree and consent to the incurrence by the Borrower and the other Loan Parties (after giving effect to the amendment to Section 2.10 of the Credit Agreement set forth in Section 1.5 herein) of the Term Loan A-1 and that for all purposes under the Credit Agreement and the other Loan Documents, the Term Loan A-1 shall (x) except as otherwise set forth in this Amendment, have the same terms and conditions as the Term Loan A (including, if applicable, as to maturity, optional and mandatory prepayments, and amortization) and (y) be a “Term Loan A-1”, a “New Term Loan” and a “Term Loan” under and as defined in the Credit Agreement, and for all purposes under the Credit Agreement and the other Loan Documents and (2) each Term Loan A Lender hereby waives the terms and conditions of Section 2.10(b)(iii) of the Credit Agreement in respect of interest payable on, and the prepayment premium applicable to, the Term Loan A-1 as set forth in Section 2.05(a)(iv) of the Credit Agreement (as amended hereby). For purposes of the definition of “Maturity Date” in the Credit Agreement, the date specified as the “Maturity Date” of the Term Loan A-1 as the “New Term Loan” referred to therein shall be September 24, 2016, or if such date is not a Business Day, then the immediately preceding Business Day, which date is subject to extension in accordance with Section 2.11.

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Each Term Loan A-1 Lender, severally and not jointly agrees, on the terms and subject to the conditions set forth herein, to make term loans to the Borrower on the Incremental Amendment Effective Date, in each case in an aggregate principal amount not to exceed the amount set forth opposite such Term Loan A-1 Lender’s name on Schedule IC hereto under the heading “Term Loan A-1 Commitment” (the “Term Loan A-1”). Such Term Loan A-1 shall be deemed to be made in addition to the Term Loan A and the Term Loan B and not in repayment thereof, and shall constitute a part of the Term Loan for all purposes under the Credit Agreement and each other Loan Document. The Term Loan A-1 may only be incurred on the Incremental Amendment Effective Date. Any portion of the Term Loan A-1 borrowed on the Incremental Amendment Effective Date shall reduce the Incremental Facility Amount dollar-for-dollar, and if the Term Loan A-1 is borrowed in full, the Incremental Facility Amount shall be reduced to zero immediately after giving effect to such borrowing unless subsequently amended after the Incremental Amendment Effective Date in accordance with Section 10.01 of the Credit Agreement. Once repaid, the Term Loan A-1 may not be re-borrowed.

Without limiting the generality of the foregoing, the Term Loan A-1 made pursuant to this Section 2 and the “Term Loan A-1 Obligations” shall (i) constitute Obligations and Term Loan Obligations under the Loan Documents, (ii) be subject to all of the rights, remedies, privileges and protections applicable to the other Term Loans under the Credit Agreement and the other Loan Documents, (iii) be secured by the Liens granted to the Collateral Agent under all Loan Documents, (iv) be evidenced by Notes (if any), (v) bear interest at rates and have all other terms otherwise applicable to the Term Loan A-1 pursuant to Section 1.4(b) of this Amendment and Section 2.05(a)(iv) of the Credit Agreement, and (vi) be payable in the manner set forth in the Credit Agreement. From and after the Incremental Amendment Effective Date, (i) all references to the “Term Loan” or “Term Loans” contained in the Credit Agreement, the Collateral Documents and the other Loan Documents shall be deemed to refer to all Term Loans (including, but not limited to, the Term Loan A-1); (ii) all references to the “New Term Loan” or the “New Term Loans” contained in the Credit Agreement, the Collateral Documents and the other Loan Documents shall be deemed to refer to the Term Loan A-1; (iii) all references to “New Lender” or “New Lenders” contained in the Credit Agreement, the Collateral Documents and the other Loan Documents shall be deemed to refer to the Term Loan A-1 Lenders; and (iv) all references to “New Term Loan Commitment” or “New Term Loan Commitments” contained in the Credit Agreement, the Collateral Documents and the other Loan Documents shall be deemed to refer to the “Term Loan A-1 Commitment”. Each Loan Party hereby (x) represents, warrants, agrees, covenants and reaffirms that it has no defense, set off, claim or counterclaim against the Administrative Agent, the Collateral Agents or the Lenders with regard to its Obligations in respect of the Term Loans (including, without limitation, the Term Loan A-1) and (y) reaffirms its obligation to repay the Term Loan (including, without limitation, the Term Loan A-1) in accordance with the terms and provisions of this Amendment and the other Loan Documents.

The parties hereto agree that this Amendment shall be deemed to constitute the required notice by the Borrower for purposes of the requirements of Sections 2.10(a) and 2.10(d) of the Credit Agreement. The Borrower and the Administrative Agent each hereby acknowledge that each Term Loan A-1 Lender is reasonably acceptable to such party.

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3.      REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to enter into this Amendment and, in the case of the Term Loan A-1 Lenders, to make the Term Loan A-1, the Borrower represents and warrants to each Lender party hereto as follows:

3.1.          Power and Authority. It has full power, authority and legal right to enter into this Amendment and to perform all its obligations hereunder and under the Credit Agreement and the other Loan Documents after giving effect to this Amendment.

3.2.          Execution, Delivery and Enforceability. This Amendment has been duly executed and delivered by the Borrower and this Amendment, and the Credit Agreement and each other Loan Document to which it is a party, constitute its legal, valid, and binding obligation, enforceable in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered at a proceeding in equity or at law.

3.3.          Corporate Action, No Conflict or Violation or Required Consent or Approval. The execution and delivery and performance of this Amendment and the Consent, and the performance of the Credit Agreement and each other Loan Document after giving effect to this Amendment, (a) are within the Borrower’s and each Subsidiary Guarantor’s corporate powers, have been duly authorized by all necessary corporate action, are not in contravention of law or the terms of the Borrower’s and the Subsidiary Guarantor’s by-laws, certificate of incorporation or other applicable documents relating to the Borrower’s or the Subsidiary Guarantor’s formation or to the conduct of the Borrower’s or the Subsidiary Guarantor’s business or of any material agreement or undertaking to which the Borrower or any Subsidiary Guarantor is bound, including the Existing ABL Facility, (b) will not conflict with or violate any law or regulation, or any judgment, order or decree of any Governmental Authority, (c) will not require the consent of any Governmental Authority or any other Person, except those consents which have been obtained and are in full force and effect or approvals or consents the failure to obtain would not reasonably be expected to have a Material Adverse Effect or which are not material to the consummation of the transactions or performance of the obligations contemplated hereby, and (d) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Liens upon any asset of the Borrower or any of the Subsidiary Guarantors under the provisions of any Contractual Obligation to which the Borrower or any of the Subsidiary Guarantors is a party or by which it or its property is a party or by which it may be bound.

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3.4.          Capitalization. As of the Incremental Amendment Effective Date, after giving effect to the transactions under the Equity Documents and the Incremental Amendment Warrant Documents, the authorized and outstanding Capital Stock of the Borrower and its Subsidiaries is as set forth on Schedule 3.4 hereto. As of the Incremental Amendment Effective Date, except for the rights and obligations set forth on Schedule 3.4 hereto and as provided for in the Equity Documents and in the Incremental Amendment Warrant Documents, there are no subscriptions, warrants, options, calls, commitments, rights or agreement by which any of the Borrower or its Subsidiaries or any of the shareholders of the Borrower or its Subsidiaries is bound relating to the issuance, transfer, voting or redemption of shares of its Capital Stock or any pre-emptive rights held by any Person with respect to the Capital Stock of the Borrower or its Subsidiaries. As of the Incremental Amendment Effective Date, except as set forth on Schedule 3.4 hereto, as provided for in the Equity Documents or the Incremental Amendment Warrant Documents, none of the Borrower or its Subsidiaries have issued any securities convertible into or exchangeable for shares of its Capital Stock or any options, warrants or other rights to acquire such shares or securities convertible into or exchangeable for such shares.

3.5.          Representations, No Default, Event of Default or Material Adverse Effect. (1) The representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (after giving effect to the Incremental Amendment Transactions) on and as of the Incremental Amendment Effective Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date; (2) no Default or Event of Default has occurred and is continuing; and (3) no event has occurred since September 24, 2012 that has had or could reasonably be expected to have, individually or other with other events, a Material Adverse Effect.

4.      CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment, and the consents and approvals contained herein, shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agents (by hand delivery, mail, telecopy or other electronic transmission) by the Borrower, the Required Lenders, each Term Loan A-1 Lender and each Term Loan A Lender, and only if and when each of the following conditions is satisfied or waived:

4.1.          Delivery of Loan Documents and Other Deliverables. The Administrative Agent (or its counsel) shall have received the following documents:

(a)           From the Borrower, the Lenders, and the Administrative Agent an executed counterpart of this Amendment on behalf of such party;

(b)           From the Subsidiary Guarantors, an executed counterpart of the Consent in the form attached hereto as Annex I;

(c)           From the Borrower, an executed borrowing notice in form attached hereto as Exhibit 4.1(c).

13

(d)           A certificate of each Loan Party dated as of the Incremental Amendment Effective Date signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to this Amendment, (B) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the Incremental Amendment Transactions, and (C) in the case of the Borrower, certifying that, immediately before and after giving effect to such Incremental Amendment Transactions, (1) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (after giving effect to the Incremental Amendment Transactions) on and as of the Incremental Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (2) no Default or Event of Default has occurred and is continuing and (3) no event has occurred since September 24, 2012 that has had or could reasonably be expected to have, individually or together with other events, a Material Adverse Effect;

(e)           An executed legal opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P. and Bryan Cave LLP, counsel to the Loan Parties, solely as to (i) corporate existence and good standing, (ii) due authorization and due execution and delivery, (iii) enforceability and valid and binding nature of this Amendment and the other Loan Documents, (iv) no conflicts with organizational documents, certain applicable laws and the Existing ABL Facility, (v) security interest matters, (vi) Investment Company Act 1940, (vii) margin loan regulations, in form and substance reasonably satisfactory to the Administrative Agent, and (viii) such other matters as reasonably agreed, in each case, in the forms attached hereto as Exhibit 4.1(d)-1 and Exhibit 4.1(d)-2;

(f)            From each party thereto, the Intercreditor and ABL Amendments (as defined below); and

(g)           UCC, tax and judgment lien search results showing that the UCC filings of the Collateral Agent with respect to the Collateral continue to be effective and of record and the absence of any Liens on the Collateral other than Permitted Liens.

4.2.          Accuracy of Representations and Warranties. At the time of and immediately after giving effect to this Amendment, each of the representations and warranties made herein and in the Credit Agreement (assuming consummation of the transactions set forth in this Amendment) and the other Loan Documents (except, in each case, to the extent applicable to an earlier date, in which case, they shall be true and correct in all material respects as of such earlier date) shall be true and correct in all material respects (assuming consummation of the transactions set forth in this Amendment).

4.3.          Payment of Fees and Expenses. The Administrative Agent shall have received all fees due and payable to the Administrative Agent and to any Lenders on or prior to the Incremental Amendment Effective Date and, to the extent invoiced, all other amounts due and payable pursuant to the Loan Documents on or prior to the Incremental Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Schulte Roth and Zabel LLP and Shearman & Sterling LLP) required to be reimbursed or paid by the Borrower hereunder or under any Loan Document.

14

5.      Consents, instructions and Acknowledgements. (a) The Lenders hereby agree and consent to the transactions set forth in this Amendment and the amendments to the Credit Agreement and other Loan Documents set forth herein, and instruct the Administrative Agent to execute and deliver this Amendment. In addition, the Lenders hereby agree to an amendment to the Intercreditor Agreement, and hereby direct the Administrative Agent to (i) enter into an amendment to the Intercreditor Agreement pursuant to which the definition of “Term Loan Cap” is modified to account for the “Term Loan A-1 PIK Interest” and the “Term Loan A PIK Interest,” and to such other amendments as are consistent with the amendments to the Credit Agreement and the Existing ABL Facility and are necessary or desirable to be made to the Intercreditor Agreement in connection therewith and (ii) consent to an amendment to the Existing ABL Facility to permit the Term Loan A-1 and the other amendments to the Credit Agreement made pursuant hereto and to make any conforming amendments and other amendments to the Existing ABL Facility as are consistent with the amendments to the Credit Agreement and are necessary or desirable to be made to the Existing ABL Facility in connection therewith, in each case in the forms, attached hereto as Exhibit 5-1 and Exhibit 5-2 (the “Intercreditor and ABL Amendments”). The Administrative Agent hereby acknowledges receipt of such instruction and agrees to execute and deliver this Amendment for purposes of Section 10.01 of the Credit Agreement and to execute and deliver or consent to (as applicable) the Intercreditor and ABL Amendments.

After the Incremental Amendment Effective Date, the Borrower shall, and shall cause the Subsidiary Guarantors to, execute and deliver all agreements, documents and instruments as may be reasonably requested by the Lenders, in form and substance reasonably satisfactory the Lenders, to perfect and maintain the perfection and priority of the security interests in favor of the Collateral Agent for the benefit of the Secured Parties in the Mortgages.

The Agents and the Lenders hereby authorize and grant authority to the Administrative Agent to, promptly upon request by any Agent, or any Lender through the Administrative Agent, (i) to correct any defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation  thereof, (ii) to enter into such additional amendments to any Loan Documents and the Intercreditor Agreement and to consent to such amendments to the Existing ABL Facility as are consistent with the amendments to the Credit Agreement set forth in this Amendment and are necessary or desirable to be reflected in any of the Loan Documents, the Intercreditor Agreement and the Existing ABL Facility, and (iii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as such Agent or Lender may reasonably require from time to time in order to (A) carry out more effectively the purposes of the this Amendment, and (B) perfect and maintain the validity, effectiveness and (subject only to Permitted Liens) priority of any of the Collateral Documents and any of the Liens intended to be created thereunder.

6.      EFFECTIVE DATE. This Amendment shall become effective on the date of the satisfaction or waiver of the conditions set forth in Section 4 of this Amendment.

7.      COSTS AND EXPENSES. The Borrower reaffirms its obligations to pay, in accordance with the terms of Section 10.04 of the Credit Agreement and to the extent set forth therein, all costs and expenses of Agents and Lenders in connection with the preparation, negotiation, execution and delivery of this Amendment.

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8.      EFFECT OF AMENDMENT; RATIFICATION. This Amendment is a Loan Document. From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement and other Loan Documents shall mean the Credit Agreement as modified hereby. Except as expressly modified hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed. Upon the satisfaction of the conditions precedent set forth in Section 4 of this Amendment, the provisions of this Amendment will become effective and binding upon, and enforceable against, the Borrower and each of the Administrative Agent, the Collateral Agent and each of the Lenders.

9.      APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

10.      NO WAIVER. The execution, delivery and effectiveness of this Amendment does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

11.      COMPLETE AGREEMENT. This Amendment sets forth the complete agreement of the parties in respect of the modification to the provisions of the Loan Documents or any waiver thereof to be consummated on the date hereof.

12.      CAPTIONS; COUNTERPARTS. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy or other electronic transmission), all of which taken together shall constitute but one and the same instrument.

13.      SUBMISSION TO JURISDICTION; WAIVER OF VENUE; WAIVER OF JURY TRIAL.

(a)          THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

16

(b)          THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (a) OF THIS SECTION 13. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c)          EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.

14.      SEVERABILITY. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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15.      RELEASE. The Borrower hereby absolutely and unconditionally releases and forever discharges the Agents, the Lenders, and any and all of their respective participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees acting in any capacity whatsoever, including without limitation as a director of the Borrower, of any of the foregoing (each a “Released Party”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower, has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising at any time on or prior to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown, and in each case, arising for or on account of, in relation to, or in any way in connection with, any of this Amendment, the Credit Agreement, any other Loan Document and/or the transactions hereunder or thereunder or related thereto, other than any claims, demands or causes of action resulting from fraud of a Released Party, as determined by the final, non-appealable judgment of a court of competent jurisdiction. It is the intention of the Borrower in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified, and in furtherance of this intention it waives and relinquishes all rights and benefits under any applicable law, which provides that:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him might have materially affected his settlement with the debtor.”

The Borrower acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. The Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

The Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by the Borrower pursuant to the above release. If Borrower, any Subsidiary Guarantor or any of their respective successors, assigns, or officers, directors, employees, agents or attorneys, or any Person acting for or on behalf of, or claiming through it violates the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys' fees and costs incurred by such Released Party as a result of such violation.

[signatures follow; remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date set forth above.

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.,
as the Borrower

By: /s/ Mark Beemer

       Name: Mark Beemer

       Title: President

19

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

ALJ Capital I, L.P.

By: /s/ Lawrence B. Gill

       Name: Lawrence B. Gill

       Title: Authorized Signatory

The signatory Lender is (check as applicable):

☑ Term Loan A Lender

☑ Term Loan A-1 Lender

☑ Term Loan B Lender

20

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

ALJ Capital II, L.P.

By: /s/ Lawrence B. Gill

       Name: Lawrence B. Gill

       Title: Authorized Signatory

The signatory Lender is (check as applicable):

☑ Term Loan A Lender

☑ Term Loan A-1 Lender

☑ Term Loan B Lender

21

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

LJR Capital, L.P.

By: /s/ Lawrence B. Gill

       Name: Lawrence B. Gill

       Title: Authorized Signatory

The signatory Lender is (check as applicable):

☑ Term Loan A Lender

☑ Term Loan A-1 Lender

☑ Term Loan B Lender

22

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

Theodore D. Mann

By: /s/ Theodore D. Mann

       Name: Theodore D. Mann

       Title: Assistant Vice President

The signatory Lender is (check as applicable):

☑ Term Loan A Lender

☐ Term Loan A-1 Lender

☑ Term Loan B Lender

ALLIANCEBERNSTEIN STRATEGIC

OPPORTUNITIES FUND, L.P.

(Alliance Bernstein, L.P.)

By: /s/ Theodore D. Mann

       Name: Theodore D. Mann

ALLIANCEBERNSTEIN EVENT DRIVEN

OPPORTUNITIES MASTER FUND, L.P.

By: /s/ Theodore D. Mann

       Name: Theodore D. Mann

23

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

ALTAI Capital MASTER FUND, LTD.

By: Altai Capital Management, L.P.,

as Investment Adviser

By: /s/ Toby E. Symonds

Name: Toby E. Symonds

Title: President

The signatory Lender is (check as applicable):

☑ Term Loan A Lender

☑ Term Loan A-1 Lender

☑ Term Loan B Lender

24

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

APOLLO INVESTMENT CORPORATION

By: Apollo Investment Management, L.P.,

its Advisor

By: ACC Management, LLC, its General Partner

By: /s/ Ted J. Goldthorpe

Name: Ted J. Goldthorpe

Title: Chief Investment Officer

The signatory Lender is (check as applicable):

☑ Term Loan A Lender

☑ Term Loan A-1 Lender

☑ Term Loan B Lender

25

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

CREDIT SUISSE LOAN FUNDING LLC

By: /s/ Barry Zamore

       Name: Barry Zamore

       Title: Managing Director

By: /s/ Robert Healy

       Name: Robert Healey

       Title: Authorized Signatory

The signatory Lender is (check as applicable):

☑ Term Loan A Lender

☐ Term Loan A-1 Lender

☑ Term Loan B Lender

26

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

MIDTOWN ACQUISITIONS L.P.

By: Midtown Acquisitions GP LLC

By: /s/ Avram Z. Friedman

Name: Avram Z. Friedman

Title: Manager

The signatory Lender is (check as applicable):

☑ Term Loan A Lender

☑ Term Loan A-1 Lender

☑ Term Loan B Lender

27

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

SG i&a fund, ltd.

By: Standard General L.P.,

       its Investment Manager

By: /s/ Soohyung Kim

Name: Soohyung Kim

Title: Chief Executive Officer

The signatory Lender is (check as applicable):

☑ Term Loan A Lender

☐ Term Loan A-1 Lender

☐ Term Loan B Lender

28

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

MACQUARIE BANK LIMITED

By: /s/ Nathan Booker

       Name: Nathan Booker

       Title: Associate Director

       (Signed in Sydney, POA Ref.#938

       dated 22nd November 2012)

By: /s/ Alan D. Cameron

       Name: Alan D. Cameron

       Title: Executive Director

       Fixed Income & Currencies

The signatory Lender is (check as applicable):

☑ Term Loan A Lender

☑ Term Loan A-1 Lender

☑ Term Loan B Lender

29

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

REDWOOD MASTER FUND, LTD.

By: REDWOOD CAPITAL MANAGEMENT, LLC,

       its Investment Advisor

By: /s/ Jed Nussbaum

       Name: Jed Nussbaum

       Title: Authorized Signatory

The signatory Lender is (check as applicable):

☑ Term Loan A Lender

☑ Term Loan A-1 Lender

☑ Term Loan B Lender

30

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

SENATOR GLOBAL OPPORTUNITY MASTER FUND L.P

By: /s/ Evan Gartenlaub

       Name: Evan Gartenlaub

       Title: General Counsel

The signatory Lender is (check as applicable):

☑ Term Loan A Lender

☐ Term Loan A-1 Lender

☑ Term Loan B Lender

31

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

STANDARD GENERAL master fund L.P.

By: Standard General L.P.,

       its Investment Manager

By: /s/ Soohyung Kim

       Name: Soohyung Kim

       Title: Chief Executive Officer

The signatory Lender is (check as applicable):

☑ Term Loan A Lender

☑ Term Loan A-1 Lender

☐ Term Loan B Lender

32

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

TCS II Debt Solutions II (Offshore), LLC

By: /s/ Julie K. Braun

       Name: Julie K. Braun

       Title: Vice President

The signatory Lender is (check as applicable):

☑ Term Loan A Lender

☑ Term Loan A-1 Lender

☐ Term Loan B Lender

33

The Lender acknowledges and agrees that this signature page shall be fully valid and binding upon the Lender upon its execution and delivery by the Lender to the Administrative Agent and may not thereafter be revoked, terminated or cancelled by the Lender.

TCS II Opportunities Debt Solutions II

(Offshore), LLC

By: /s/ Julie K. Braun

       Name: Julie K. Braun

       Title: Vice President

The signatory Lender is (check as applicable):

☑ Term Loan A Lender

☑ Term Loan A-1 Lender

☐ Term Loan B Lender

34

By its signature below, the Administrative Agent and Collateral Agent hereby acknowledge the Incremental Amendment to Amended and Restated Senior Secured Term Loan Credit Agreement.

CITIBANK, N.A., as Administrative Agent and

as Collateral Agent

By: /s/ Christopher Abbate

       Name: Christopher Abbate

       Title: Vice President

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SCHEDULE IA

TERM A LENDERS AND TERM A LENDERS’ COMMITMENTS

Term Loan A Lender	Term Loan A Commitment	Applicable Percentage
ALJ CAPITAL I LP	$293,735.00	0.95%
ALJ CAPITAL II LP	$1,553,005.00	5.03%
LJR CAPITAL LP	$1,749,760.00	5.66%
ALLIANCEBERNSTEIN EVENT DRIVEN OPPORTUNITIES MASTER FUND L P	$162,584.77	0.53%
ALLIANCEBERNSTEIN STRATEGIC OPPORTUNITIES FUND LP (ALLIANCEBERNSTEIN LP)	$403,915.23	1.31%
ALTAI CAPITAL MASTER FUND LTD	$1,081,500.00	3.50%
APOLLO INVESTMENT CORPORATION	$3,965,500.00	12.83%
CREDIT SUISSE LOAN FUNDING LLC	$154,500.00	0.50%
MIDTOWN ACQUISITIONS LP (FKA) DK ACQUISITIONS PARTNERS LP	$2,424,500.00	7.85%
SG I AND A FUND LTD	$2,000,000.00	6.47%
MACQUARIE BANK LTD-SYDNEY HEAD OFFICE	$2,266,000.00	7.33%
REDWOOD MASTER FUND, LTD (REDWOOD CAPITAL MGMT)	$3,759,500.00	12.17%
SENATOR GLOBAL OPPORTUNITY MASTER FUND LP (SENATOR INVESTMENT GROUP LP)	$1,236,000.00	4.00%
STANDARD GENERAL MASTER FUND L.P.	$3,000,000.00	9.71%
TCS II DEBT SOLUTIONS II OFFSHORE LLC	$6,507,025.00	21.06%
TCS II OPPORTUNITIES DEBT SOLUTIONS II OFFSHORE LLC	$342,475.00	1.11%
TOTAL:	$30,900,000.00	100%

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SCHEDULE IB

TERM B LENDERS AND TERM B LENDERS’ LOANS

Term Loan B Lender	Term Loan B Commitment	Applicable Percentage
ALJ CAPITAL I LP	$423,312.32	0.39%
ALJ CAPITAL II LP	$2,239,238.33	2.08%
LJR CAPITAL LP	$2,202,996.33	2.04%
ALLIANCEBERNSTEIN EVENT DRIVEN OPPORTUNITIES MASTER FUND LP	$483,488.62	0.45%
ALLIANCEBERNSTEIN STRATEGIC OPPORTUNITIES FUND LP (ALLIANCEBERNSTEIN LP)	$1,201,148.32	1.11%
ALTAI CAPITAL MASTER FUND LTD	$3,354,807.24	3.11%
APOLLO INVESTMENT CORPORATION	$12,102,453.70	11.22%
CREDIT SUISSE LOAN FUNDING LLC	$479,258.18	0.44%
MIDTOWN ACQUISITIONS LP (FKA) DK ACQUISITIONS PARTNERS LP	$29,004,128.34	26.89%
MACQUARIE BANK LTD-SYDNEY HEAD OFFICE	$6,964,257.92	6.46%
REDWOOD MASTER FUND, LTD (REDWOOD CAPITAL MGMT)	$11,533,105.72	10.69%
CNI CHARTER FUNDS - FIXED INCOME OPPORTUNITIES FUND (FKA ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO)	$378,613.96	0.35%
RIDGEWORTH FUNDS SEIX FLOATING RATE HIGH INCOME FUND FKA STI CLASSIC - SEIX FLOATING RATE HIGH INCOME FUND	$6,812,660.99	6.32%
RIDGEWORTH FUNDS HIGH INCOME FUND FKA STI CLASSIC HIGH INCOME FUND	$5,227,517.58	4.85%
SEIX MULTI SECTOR ABSOLUTE RETURN FUND LP (FKA) SEIX CREDIT DISLOCATION FUND LP	$479,258.18	0.44%
UNIVERSITY OF ROCHESTER	$47,925.81	0.04%
SENATOR GLOBAL OPPORTUNITY MASTER FUND LP(SENATOR INVESTMENT GROUP LP)	$3,834,065.42	3.55%
TCS II OPPORTUNITIES LP	$906,881.88	0.84%
TPG CREDIT OPPORTUNITIES FUND LP (TPG CREDIT MANAGEMENT)	$2,146,118.11	1.99%
TPG CREDIT OPPORTUNITIES INVESTORS L.P. (TPG CREDIT OPPORTUNITIES INVESTORS, L.P.)	$2,396,290.88	2.22%
TPG CREDIT STRATEGIES FUND II LP	$14,207,816.20	13.17%
TPG CREDIT STRATEGIES FUND, LP	$1,437,774.54	1.33%
TOTAL:	$107,863,118.58	100%

37

SCHEDULE IC

TERM LOAN A -1 LENDERS AND TERM LOAN A-1 COMMITMENTS

Term Loan A-1 Lender	Term Loan A-1 Commitment	Applicable Percentage
MIDTOWN ACQUISITIONS LP (FKA) DK ACQUISITIONS PARTNERS LP	$2,746,197.41	7.85%
MACQUARIE BANK LTD-SYDNEY HEAD OFFICE	$2,566,666.67	7.33%
REDWOOD MASTER FUND, LTD (REDWOOD CAPITAL MGMT)	$4,258,333.33	12.17%
ALJ CAPITAL I LP	$332,709.55	0.95%
ALJ CAPITAL II LP	$1,759,067.15	5.03%
CREDIT SUISSE LOAN FUNDING LLC	$175,000.00	0.50%
STANDARD GENERAL MASTER FUND L.P.	$5,663,430.42	16.18%
APOLLO INVESTMENT CORPORATION	$4,491,666.67	12.83%
ALTAI CAPITAL MASTER FUND LTD	$1,225,000.00	3.50%
LJR CAPITAL LP	$1,981,928.80	5.66%
TCS II DEBT SOLUTIONS II OFFSHORE LLC	$9,310,000.00	26.60%
TCS II OPPORTUNITIES DEBT SOLUTIONS II OFFSHORE LLC	$490,000.00	1.40%
TOTAL:	$35,000,000.00	100%

38

Schedule 3.4

Capital Stock of the Borrower and its Subsidiaries

a. Authorized and outstanding Capital Stock of the Borrower and its Subsidiaries:

Entity	Capital Stock
Borrower	2,354,201 shares of Capital Stock outstanding
Aventine Renewable Energy, Inc.	1,000 shares of common stock; 100% owned by Borrower
Aventine Renewable Energy – Aurora West, LLC	Membership interests, 100% owned by Borrower
Aventine Renewable Energy – Mt Vernon, LLC	Membership interests, 100% owned by Borrower
Aventine Power, LLC	Membership interests, 100% owned by Borrower
Nebraska Energy, L.L.C.	Membership interests, 78.414% owned by Borrower and 21.586% owned by Aventine Renewable Energy, Inc.
Aventine Renewable Energy – Canton, LLC	Membership interests, 100% owned by Borrower

b. Agreements relating to issuance, transfer, voting or redemption of shares of Capital Stock:

(i)	Subscriptions: None.
(ii)	Warrants: Warrants to purchase up to an aggregate of 787,855 shares of the Borrower’s common stock, par value $0.001 per share, at an exercise price of $61.75, expiring on September 24, 2017.
(iii)	Options: 2,705 outstanding options to purchase common stock.
(iv)	Calls: None.
(v)	Commitments: 580 restricted stock units for settlement in common stock.
39

(vi)	Other rights or agreements:
a.	Stockholders Agreement, dated as of September 24, 2012, among the Borrower, each of the investors identified on Schedule A thereto as “Investors” and each of the other parties identified on Schedule A thereto as “Existing Stockholders.”
b.	Hybrid Equity Units – certain employees were granted hybrid equity units which would entitle them to potential common shares if the stock price reaches a certain threshold level on December 31, 2014. There are 1,206 units outstanding, with a threshold price of $980.00 expiring on December 31, 2014.
(vii)	Pre-emptive rights: None.

c. Rights to acquire Capital Stock:

(i)	Convertible securities: None.
(ii)	Options: 2,705 outstanding options to purchase common stock.
(iii)	Warrants: Warrants to purchase up to an aggregate of 787,855 shares of the Borrower’s common stock, par value $0.001 per share, at an exercise price of $61.75, expiring on September 24, 2017.
(iv)	Commitments: 580 restricted stock units for settlement in common stock.
(v)	Other rights to acquire Capital Stock:
a.	Stockholders Agreement, dated as of September 24, 2012, among the Borrower, each of the investors identified on Schedule A thereto as “Investors” and each of the other parties identified on Schedule A thereto as “Existing Stockholders.”
b.	Hybrid Equity Units – certain employees were granted hybrid equity units which would entitle them to potential common shares if the stock price reaches a certain threshold level on December 31, 2014. There are 1,206 units outstanding, with a threshold price of $980.00 expiring on December 31, 2014.

40

CONSENT AND RELEASE (this “Consent”)

Dated as of June [___], 2013

Reference is made to that certain Amended and Restated Senior Secured Term Loan Credit Agreement, dated as of September 24, 2012, among Aventine Renewable Energy Holdings, Inc., as Borrower (the “Borrower”), the Lenders from time to time party thereto, Citibank, N.A., as Collateral Agent and Administrative Agent (the “Agent”) (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and that certain Incremental Amendment, dated as of the date hereof, among the Borrower, the Agent, and the Lenders (the “Amendment”) (capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement and the Amendment, as applicable).

The undersigned, Aventine Renewable Energy, Inc., a corporation organized under the laws of Delaware, Nebraska Energy, L.L.C., a limited liability company organized under the laws of Kansas, Aventine Renewable Energy – Aurora West, LLC, a limited liability company organized under the laws of Delaware, Aventine Renewable Energy – Mt Vernon, LLC, a limited liability company organized under the laws of Delaware, Aventine Power, LLC, a limited liability company organized under the laws of Delaware, and Aventine Renewable Energy – Canton, LLC, a limited liability company organized under the laws of Delaware, as Subsidiary Guarantors under the Subsidiary Guaranty, dated as of December 22, 2010, as amended by that certain Omnibus Amendment to Security Agreement and Subsidiary Guaranty dated as of September 24, 2012 (the “Guaranty”), in favor of the Secured Parties, hereby consent to such Amendment and hereby: (a) confirm and agree that each Loan Document, after giving effect to the Amendment, is and shall continue to be in full force and effect and hereby is in all respects ratified and confirmed, except that, on and after the effectiveness of the Amendment, each reference in each of the Loan Documents (including the Subsidiary Guaranty and the other Collateral Documents) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, the Amendment; provided that, without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, as amended by, and after giving effect to, the Amendment, in each case subject to the terms thereof; and (b) ratify and reaffirm (i) all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party; (ii) each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, that grant of security made by the undersigned pursuant to the Security Agreement) and confirms that such liens and security interest continue to secure the Obligations under the Loan Documents, including, without limitation, all Obligations resulting from or incurred pursuant to the Term Loan A-1 Commitment, in each case subject to the terms thereof; and (iii) its guaranty of the Obligations pursuant to Article II of the Subsidiary Guaranty. Each of the undersigned agrees that this Consent constitutes a Loan Document and is a supplement to the Subsidiary Guaranty and the Security Agreement.

41

Each Subsidiary Guarantor acknowledges and agrees that notwithstanding any provision in any Loan Document to the contrary, in the event that any Loan Party is not an “eligible contract participant” as such term is defined in Section 1(a)(18) of the Commodity Exchange Act, as amended, at the time (a) any transaction is entered into under a Hedging Agreement or (b) such Loan Party becomes a Loan Party under the Loan Documents, the Obligations of such Loan Party shall not include (i) in the case of clause (a) above, such transaction and (ii) in the case of clause (b) above, any transactions outstanding under any Hedging Agreements as of the date such Loan Party becomes a Loan Party under the Loan Documents; provided, however, that at the time any Loan Party becomes an “eligible contract participant” as such term is defined in Section 1(a)(18) of the Commodity Exchange Act, as amended, the Obligations of such Loan Party shall include (x) any transaction then outstanding under any Hedging Agreements and (y) any later transaction under any Hedging Agreements if at the time of the later transaction such Loan Party is an “eligible contract participant”.

The representations and warranties set forth in Section 3.1 through 3.3 and in Section 3.5 of the Amendment, each of which hereby is incorporated herein by reference, as they relate to such Subsidiary Guarantor or to the Loan Documents to which such Subsidiary Guarantor is a party, are true and correct as of the date hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct as of such earlier date; provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this Consent, be deemed to be a reference to such Subsidiary Guarantor’s knowledge.

Each Subsidiary Guarantor hereby absolutely and unconditionally releases and forever discharges the Agents, the Lenders, and any and all of their respective participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees acting in any capacity whatsoever, including without limitation as a director of the Borrower, of any of the foregoing (each a “Released Party”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Subsidiary Guarantor, has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising at any time on or prior to and including the date of this Consent, whether such claims, demands and causes of action are matured or unmatured or known or unknown, and in each case, arising for or on account of, in relation to, or in any way in connection with, any of the Amendment, this Consent, the Credit Agreement, any other Loan Document and/or the transactions hereunder or thereunder or related thereto, other than any claims, demands or causes of action resulting from fraud of a Released Party, as determined by the final, non-appealable judgment of a court of competent jurisdiction. It is the intention of such Subsidiary Guarantor in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified, and in furtherance of this intention it waives and relinquishes all rights and benefits under any applicable law, which provides that:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him might have materially affected his settlement with the debtor.”

42

Each Subsidiary Guarantor acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Subsidiary Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

Each Subsidiary Guarantor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by such Subsidiary Guarantor pursuant to the above release. If Borrower, any Subsidiary Guarantor or any of their respective successors, assigns, or officers, directors, employees, agents or attorneys, or any Person acting for or on behalf of, or claiming through it violates the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys' fees and costs incurred by such Released Party as a result of such violation.

The provisions of Sections 9, 12, 13 and 14 of the Amendment shall apply to this Consent mutatis mutandis.

[signatures follow]

43

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AVENTINE RENEWABLE ENERGY, INC.

AVENTINE RENEWABLE ENERGY – AURORA WEST, LLC

AVENTINE RENEWABLE ENERGY – MT VERNON, LLC
AVENTINE POWER, LLC
AVENTINE RENEWABLE ENERGY – CANTON, LLC

By:____________________
      Name:
      Title:

NEBRASKA ENERGY, L.L.C.

By:____________________

      Name:

      Title:

44

EXHIBIT 4.1(C)

INCREMENTAL AMENDMENT BORROWING NOTICE

Date: June __, 2013

To: Citibank, N.A., as Administrative Agent
1615 Brett Road, Building No. 3
New Castle, DE 19720
Attn: Thomas Schmitt
Fax: 212-994-0961
E-mail: thomas.schmitt@citi.com

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Senior Secured Term Loan Credit Agreement, dated as of September 24, 2012, among Aventine Renewable Energy Holdings, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Citibank, N.A., as Administrative Agent and Collateral Agent (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

Pursuant to Section 2.10 of the Credit Agreement, the undersigned hereby requests a Borrowing of the Term Loan A-1 on the following terms:

1.	Aggregate principal amount $35,000,000;

2.	Borrowing Date: June __, 2013;
3.	Interest Rate: Term Loan A-1 PIK Interest; and
4.	Lenders: The Term Loan A-1 Lenders as per Schedule IC of the Incremental Amendment.

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By: /s/ Mark Beemer

Name: Mark Beemer

Title: President

45

EXHIBIT 4.1(D)-1

Form of Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.

46

EXHIBIT 4.1(D)-2

Form of Opinion of Bryan Cave LLP

47

EXHIBIT 5-1

INTERCREDITOR AMENDMENT

48

EXHIBIT 5-2

ABL AMENDMENT

49